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                                                                  Exhibit 10.10

                                 AMENDMENT NO. 2

                                       TO

                             STOCKHOLDERS AGREEMENT

THIS AMENDMENT (the "AMENDMENT") is entered into as of May 10, 2000, among PF.Net Communications, Inc., a Delaware corporation (formerly known as PF.Net Holdings, Limited) (the "COMPANY"), Odyssey Investment Partners Fund, LP ("ODYSSEY"), Koch Telecom Ventures, Inc. ("KOCH"), PF Telecom Holdings, LLC ("PF TELECOM"), UBS Capital II LLC ("UBS" and, together with Odyssey, PF Telecom and Koch, the "INITIAL INVESTORS"), UBS Warburg LLC (f/k/a Warburg Dillon Read LLC) ("UBSW"), Credit Suisse First Boston ("CSFB") and First Union Investors, Inc. ("FIRST UNION").

WHEREAS, the Company, the Initial Investors, John Warta, Karen Irwin, Treg Ventures LLC, GLW Ventures LLC, Georgiana Warta, Odyssey Coinvestors, LLC, UBSW, CSFB and Lucent Technologies Inc. entered into a Stockholders Agreement, dated as of October 29, 1999, as amended on March 31, 2000 by the Company and the Initial Investors (the "STOCKHOLDERS AGREEMENT"; capitalized terms used herein without definition having the meanings given to such terms in the Stockholders Agreement).

WHEREAS, the Company and the Initial Investors desire to amend (a) Section 8 of the Stockholders Agreement in order to provide for the participation in tag-along sales of any other parties with tag-along rights, whether or not pursuant to the Stockholders Agreement, including, without limitation, the tag-along rights granted pursuant to the tag-along sales agreement to be entered into by the Company, Odyssey, Koch, PF Telecom, UBSW and Credit Suisse First Boston Corporation and (b) the Stockholders Agreement in order to eliminate the rights and obligations that the Finance Warrant Holders have under the Stockholders Agreement, upon the cancellation of all the outstanding Finance Warrants.

WHEREAS, Section 19 of the Stockholders Agreement provides that the consent of
(a) the Initial Investors shall be required for any amendment of the provisions of the Stockholders Agreement, (b) the holders of at least 50% of the Common Stock (including Equivalent Shares) issued or issuable upon exercise of the Finance Warrants shall be required for any amendment of the provisions of the Stockholders Agreement that has an adverse effect on the rights of the Finance Warrant Holders and (c) the holders of at least 50% of the Common Stock (including Equivalent Shares) issued or issuable upon exercise of the Lucent Warrants shall be required for any amendment of the provisions of the Stockholders Agreement that has an adverse effect on the rights of the Lucent Holders.

NOW THEREFORE, the following amendments are hereby made to the Stockholders
Agreement:

     Section 1. Section 8(a) of the Stockholders Agreement is hereby replaced in its entirety with the following:

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     "(a) In the event that any Stockholder or Stockholders propose to sell for cash or any other consideration Securities owned by it or them (such Persons, the "PROPOSED SELLERS"), in each such case, to any Person or group of Persons (a "PROPOSED PURCHASER"), after expiration of the periods in Section 7(c) and 7(d), if applicable, the Proposed Sellers will promptly notify (i) each other Odyssey Holder, Koch Holder, PF Telecom Holder, Finance Warrant Holder, Odyssey Co-Investor Holder, Lucent Holder and AT&T Holder and (ii) any other Person listed on Exhibit A attached hereto (it being understood that such Exhibit may be amended, modified, extended or terminated pursuant to Section 19) that has the right to participate in the Proposed Sale (as defined) by the Proposed Seller or Proposed Sellers, whether or not pursuant to this Agreement (collectively, the "TAG-ALONG OFFEREES") in writing (a "TAG-ALONG NOTICE") of such proposed sale (a "PROPOSED SALE") and the material terms of the Proposed Sale as of the date of the Tag-Along Notice (the "MATERIAL TERMS"). The Proposed Sellers may, for purposes of determining the recipients of the Tag-Along Notice, rely upon a list of securityholders provided by the Company (which the Company shall provide to any requesting securityholder promptly upon request). If within 15 days of the receipt by the Tag-Along Offerees of the Tag-Along Notice, the Proposed Seller receives a written request (a "TAG-ALONG REQUEST") to include shares of Common Stock (or shares of Senior Preferred Stock if the Proposed Sellers are proposing to sell shares of Senior Preferred Stock) (the "TAG-ALONG SECURITIES") held by one or more Tag-Along Offerees (including without limitation, (i) shares of Common Stock that will be acquired upon the exercise of any Options and (ii) shares of Common Stock that will be acquired upon the conversion of any Convertible Securities, including, without limitation, the Senior Preferred Stock, the Original Owners Warrants, the Dark Fiber Warrants and the Finance Warrants) in the Proposed Sale, the Tag-Along Securities so held by such Tag-Along Offerees shall be so included as provided herein, and the Proposed Seller shall not be permitted to complete such Proposed Sale unless such Tag-Along Securities are so included in such Transfer; PROVIDED, HOWEVER, that any Tag-Along Request shall be irrevocable unless (x) there shall be an adverse change in the Material Terms or (y) otherwise mutually agreed to in writing by such Tag-Along Offerees and the Proposed Seller."

     Section 2. Section 8(b) of the Stockholders Agreement is hereby replaced in its entirety with the following:

     "(b) The number of Tag-Along Securities that each Tag-Along Offeree will be permitted to include in a Proposed Sale pursuant to a Tag-Along Request will be the product of (i) the number of Tag-Along Securities then held by such Tag-Along Offeree multiplied by (ii) a fraction, (A) the numerator of which is the number of Equivalent Shares represented by the Securities which the Proposed Seller or Proposed Sellers propose to sell in the Proposed Sale, and (B) the denominator of which is the number of Equivalent Shares represented by all securities outstanding as of such date held by the Proposed Seller or Proposed Sellers and all Tag-Along Offerees."

     Section 3. Exhibit A is hereby added to the Stockholders Agreement as attached hereto.

     Section 4. If and when all of the outstanding Finance Warrants have been returned to the Company and canceled, the Finance Warrants Holders shall have no more rights and


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obligations under the Stockholders Agreement and all references to the Finance
Warrants and Finance Warrants Holders shall be deemed to be deleted.


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                                    EXHIBIT A

Tag-along rights have been granted to:

1. AT&T Corp. pursuant to the Amended and Restated Warrants issued by the Company to AT&T Corp. as of October 29, 1999.

2. The Holders (as defined therein) pursuant to the Tag-Along Sales Agreement, dated as of May 10, 2000, by and among the Company, Odyssey, Koch, PF Telecom, UBS Warburg LLC and Credit Suisse First Boston Corporation.


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IN WITNESS WHEREOF, the Company, UBSW, CSFB, First Union and each of the Initial
Investors have executed this Amendment as of the date first referenced above.


                                  PF.NET COMMUNICATIONS, INC.


                                  By: /S/ DAVID TAYLOR
                                     -------------------------------------------
                                      Name: David Taylor
                                      Title: Chief Financial Officer


                                  ODYSSEY INVESTMENT PARTNERS FUND, LP


                                  By: ODYSSEY CAPITAL PARTNERS, LLC, its
                                      general partner


                                  By: /S/  MUZZAFAR MIRZA
                                     -------------------------------------------
                                      Name: Muzzafar Mirza
                                      Title: Managing Member


                                  KOCH TELECOM VENTURES, INC.


                                  By: /S/  GEORGE DAMIRIS
                                     -------------------------------------------
                                     Name:  George Damiris
                                     Title: Vice President


                                  PF TELECOM HOLDINGS, LLC


                                  By: /S/  STEPHEN IRWIN
                                     -------------------------------------------
                                      Name: Stephen Irwin
                                      Title:


                                  UBS WARBURG LLC


                                  By: /S/  MATTHEW R. STOPNIK
                                     -------------------------------------------
                                      Name:  Matthew R. Stopnik
                                      Title: Director Leveraged Finance


                                  By:  /S/  P. WHITRIDGE WILLIAMS
                                     ------------------------------------------
                                      Name:  P. Whitridge Williams
                                      Title: Director Leveraged Finance


                                  CREDIT SUISSE FIRST BOSTON


                                  By:  /S/  BRENT PAIRY
                                     -------------------------------------------
                                      Name:  Brent Pairy
                                      Title: Director


                                  UBS CAPITAL II LLC


                                  By: /S/  MARC UNGER
                                     -------------------------------------------
                                      Name:  Marc Unger
                                      Title: Attorney-in-Fact


                                  By: /S/  JUSTIN S. MACCARONE
                                     -------------------------------------------
                                  Name:  Justin S. Maccarone
                                  Title: Attorney-in-Fact


                                  FIRST UNION INVESTORS, INC.


                                  By: /S/  JAY BRAIDEN
                                     -------------------------------------------
                                      Name:  Jay  Braiden
                                      Title: Managing Director